Exhibit 10.5
SPACE EXPLORATION TECHNOLOGIES CORP.
2024 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: DECEMBER 11, 2024
TERMINATION DATE: DECEMBER 10, 2034
1.GENERAL.
(a)Status of the 2015 Plan. The Plan replaces the Space Exploration Technologies
Corp. 2015 Equity Incentive Plan (as amended from time to time, the “2015 Plan), which was originally adopted by the Board effective as of March 3, 2015 as a new equity incentive plan. No new awards will be granted under the 2015 Plan following adoption of the Plan, but the Plan will not affect the terms and conditions of any equity award grants under the 2015 Plan (or any predecessor plans) granted prior to the Effective Date. Following the Effective Date, 23,190,000
shares of Class C Common Stock will be added to this Plan’s Share Reserve from the 2015
Plan’s previously available reserve (as further described in Section 3(a)) and be then immediately available for issuance pursuant to Equity Awards.  All stock awards granted under the 2015 Plan are subject to the terms of the 2015 Plan, and not the Plan.
(b)Returning Shares Under the Prior Plans.
(i)From and after the Effective Date, all outstanding stock awards granted under the 2015 Plan will remain subject to the terms of the 2015 Plan, except as provided in an
Equity Award Agreement; provided, however, that for any shares of Class C Common Stock that are subject to outstanding stock awards granted under the 2015 Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award, an equal number of shares of Class C Common Stock will be immediately added to the Share Reserve (as further described in Section 3(a)) for future awards under the Plan.  As of the Effective Date, there are 44,936,840 shares of Class C Common Stock subject to stock awards that are outstanding under the 2015 Plan.
(ii)From and after the Effective Date, all outstanding stock awards granted under the Space Exploration Technologies Corp. 2012 Equity Incentive Plan (as amended from time to time, the “2012 Plan”, and together with the 2015 Plan, collectively, the “Prior Plans”)
will remain subject to the terms of the 2012 Plan, except as provided in an Equity Award
Agreement; provided, however, that for any shares of Class A Common Stock that are subject to outstanding stock awards granted under the 2012 Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award, an equal number of shares of Class C Common Stock  will be immediately added to the Share Reserve (as further described in Section 3(a)) for future awards under the Plan.  As of the Effective Date, there are 30,878 shares of Class A Common Stock subject to stock awards that are outstanding under the 2012 Plan.

(c)Eligible Equity Award Recipients. The persons eligible to receive Equity
Awards are Employees, Directors and Consultants, subject to and in accordance with the terms of the Plan.
(d)Available Equity Awards. The Plan provides for the grant of the following
Equity Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock
Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; and
(vi) Other Equity Awards.
(e)Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Equity Awards as set forth in Section 1(c), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of
Equity Awards.
2.ADMINISTRATION.
(a)Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in
Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time (A) which of the persons eligible under the Plan will be granted Equity Awards, (B) when and how each Equity Award will be granted,
(C) what type or combination of types of Equity Award will be granted, (D) the provisions of each Equity Award granted (which need not be identical), including the time or times when a person will be permitted to receive cash or Common Stock pursuant to an Equity Award (which may include performance-based vesting conditions), (E) the number of shares of Common Stock with respect to which an Equity Award will be granted to each such person and (F) the Fair
Market Value applicable to an Equity Award.
(ii)To construe and interpret the Plan and Equity Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan. The
Board, in the exercise of this power, may correct any defect, omission or inconsistency in the
Plan or in any Equity Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Equity Award fully effective.
(iii)To settle all controversies regarding the Plan and Equity Awards granted under it.
(iv)To accelerate the time at which an Equity Award may first be exercised or the time during which an Equity Award or any part thereof will vest in accordance with the Plan,

notwithstanding the provisions in the Equity Award stating the time at which it may first be exercised or the time during which it will vest.
(v)To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not impair rights and obligations under any Equity Award granted while the Plan is in effect except with the written consent of the affected Participant, except as provided in subsection (viii) below.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or
Equity Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization
Adjustments, to the extent required by applicable law, shareholder approval will be required for any amendment of the Plan that either (A) materially increases the number of shares of common stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Equity Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of common stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or
(E) expands the types of Equity Awards available for issuance under the Plan. Except as provided above, rights under any Equity Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(vii)To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options.
(viii)To approve forms of Equity Award Agreements for use under the Plan and to amend the terms of any one or more Equity Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the
Equity Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Equity Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected
Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a
Participant’s rights will not be deemed to have been impaired by any such amendment if the
Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights; and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Equity Awards without the affected
Participant’s consent (A) to maintain the qualified status of the Equity Award as an Incentive
Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock
Option, if such change results in impairment of the Equity Award solely because it impairs the qualified status of the Equity Award as an Incentive Stock Option under Section 422 of the

Code; (C) to clarify the manner of exemption from, or to bring the Equity Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Equity Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Equity Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi)To effect, at any time and from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise price, purchase price or strike price of any outstanding Equity Award under the Plan, (B) the cancellation of any outstanding
Equity Award under the Plan and the grant in substitution therefore of (1) a new Option or SAR,
(2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) Other Equity Award,
(5) cash and/or (6) other valuable consideration (as determined by the Board, in its sole discretion), with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Equity Award and (y) granted under the Plan or another equity or compensatory plan of the Company, or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)Delegation to Committee. Subject to applicable law, the Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the
Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(d)Delegation to Officers. Subject to applicable law, the Board may delegate to one or more Officers of the Company the authority to: grant Equity Awards and establish the terms thereof (to the extent permitted by applicable law); provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of common stock that may be subject to the Equity Awards granted by such Officer and that such Officer may not grant an
Equity Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section 14(y)below.

(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.SHARES SUBJECT TO THE PLAN.
(a)Share Reserve.
(i)As of the Effective Date, the aggregate number of shares of Class C
Common Stock that are available to be issued pursuant to Equity Awards from and after the
Effective Date is 50,000,000 shares, plus 23,190,000 shares of Class C Common Stock from the
2015 Plan’s previously available reserve plus the number of shares of Class C Common Stock that become available for issuance under the Plan pursuant to Section 1(b) with respect to stock awards under the Prior Plans (collectively, the “Share Reserve”). For example, if a stock option under the 2015 Plan that is outstanding at the Effective Date covers 1,000 shares of Class C
Common Stock, and that option is subsequently forfeited without being exercised, then, at the time the option is forfeited and terminates, 1,000 shares of Class C Common Stock have then become available for Equity Awards under the Plan. If instead that same stock option is exercised in full under the 2015 Plan, then the 1,000 shares of Class C Common Stock to which that option relates will never become available under the Plan. For clarity, the number of shares of Class C Common Stock available for future Equity Awards will increase as shares of Class C
Common Stock covering stock awards under the Prior Plans again become available for Equity
Awards under the Plan in the future.
(ii)For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this
Section 3(a) does not limit the granting of Equity Awards except as provided in Section 7(a).
(b)Reversion of Shares to the Share Reserve. If any shares of Class C Common
Stock issued pursuant to an Equity Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the
Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to
Section 8(h) or as consideration for the exercise of an Option will again become available for issuance under the Plan.
(c)Incentive Stock Option Limit. Notwithstanding anything to the contrary in this
Section 3 and subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of Incentive Stock Options will be 118,157,718, which, for clarity, reflects the Share
Reserve as of the Effective Date, plus the maximum number of shares of Class C Common Stock that may become available for issuance under the Plan pursuant to Section 1(b) with respect to stock awards under the Prior Plans.

(d)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
(a)Eligibility for Specific Equity Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof
(as such terms are defined in Sections 424(e) and 424(f) of the Code). Equity Awards other than
Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Equity Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Equity Awards is treated as “service recipient stock” under Section 409A of the Code because the Equity Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Equity Awards comply with the distribution requirements of Section 409A of the Code.
(b)Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an
Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair
Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
(c)Consultants. A Consultant will not be eligible for the grant of an Equity Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option will be a Nonstatutory Stock Option. The provisions of separate Options or
SARs need not be identical; provided, however, that each Option Agreement or Stock
Appreciation Right Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Equity Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent
Shareholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Equity Award Agreement.

(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Incentive
Stock Options granted to Ten Percent Shareholders, the exercise price (or strike price) of each
Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than
100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such
Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such stock awards are
Incentive Stock Options). Each SAR will be denominated in shares of Common Stock equivalents.
(c)Purchase Price for Options. The purchase price of the Common Stock acquired pursuant to the exercise of an Option will be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.
The permitted methods of payment are as follows:
(i)by cash, check, bank draft or money order payable to the Company;
(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock issuable under the Option;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise”
arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued;
provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;
(v)according to a deferred payment or similar arrangement with the
Optionholder; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or
(vi)in any other form of legal consideration that may be acceptable to the Board.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the
Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in common stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.
(e)Transferability of Options and SARs. Except as set forth in this Section 5(e) or as otherwise determined by the Board under terms that are not prohibited by applicable tax and securities laws, Options and SARs will not be transferable. The Board may, in its sole discretion, impose additional limitations on the transferability of Options and SARs in the applicable Equity
Award Agreement.
(i)Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii)
below) and will be exercisable during the lifetime of the Participant only by the Participant;
provided, however, that the Board may, in its sole discretion, permit transfer of the Option or
SAR and in a manner that is not prohibited by applicable tax and securities laws (including but not limited to Rule 701) upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders. Upon receiving written permission from the
Board or its duly authorized designee, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such
Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)Beneficiary Designation. Upon receiving written permission from the
Board or its duly authorized designee, the Participant may, by delivering written notice to the
Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Participant, will thereafter be the beneficiary of the
Option or SAR with the right to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or
SAR and receive the Common Stock, or other consideration resulting from such exercise.
However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)Vesting Generally. The total number of shares of Common Stock subject to an
Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any
Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Equity Award Agreement or other agreement between the Participant and the
Company, in the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or
SAR (to the extent that the Participant was entitled to exercise such Equity Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date sixty (60) days following the termination of the Participant’s Continuous Service
(or such longer or shorter period specified in the applicable Equity Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) or (ii) the expiration of the term of the Option or SAR as set forth in the Equity Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Equity Award
Agreement (as applicable), the Option or SAR will terminate.
(h)Extension of Termination Date. Except as otherwise provided in the applicable
Equity Award Agreement or other agreement between the Participant and the Company, if the exercise of the Option or SAR following the termination of the Participant’s Continuous Service
(other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of
(i) to the maximum extent permitted by Section 409A of the Code, the expiration of a total period of sixty (60) days (that need not be consecutive) after the termination of the Participant’s
Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Equity Award Agreement. In addition, unless otherwise provided in a
Participant’s Equity Award Agreement, if the immediate sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous
Service (other than for Cause) would violate the Company’s insider trading policy, then the
Option or SAR will terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous
Service during which the sale of Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Equity Award Agreement.

(i)Disability of Participant. Except as otherwise provided in the applicable Equity
Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the
Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Equity
Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), or (ii) the expiration of the term of the Option or SAR as set forth in the Equity
Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Equity Award Agreement (as applicable), the Option or SAR will terminate.
(j)Death of Participant. Except as otherwise provided in the applicable Equity
Award Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or
(ii) the Participant dies within the period (if any) specified in the Equity Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the
Option or SAR may be exercised (to the extent the Participant was entitled to exercise such
Option or SAR as of the date of death) by the Participant’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Equity Award Agreement, which period will not be less than six
(6) months if necessary to comply with applicable laws), or (ii) the expiration of the term of such
Option or SAR as set forth in the Equity Award Agreement. If, after the Participant’s death, the
Option or SAR is not exercised within the time specified herein or in the Equity Award
Agreement (as applicable), the Option or SAR will terminate.
(k)Termination for Cause. Except as explicitly provided otherwise in a
Participant’s Equity Award Agreement, if a Participant’s Continuous Service is terminated for
Cause, the Option or SAR will terminate upon the termination date of such Participant’s
Continuous Service, and the Participant will be prohibited from exercising his or her Option or
SAR from and after the time of such termination of Continuous Service.
(l)Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability,
(ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) upon a Change in Control in which the vesting of such Options or SARs accelerates, or (iv) upon the Participant’s retirement (as such term is defined for purposes of the
Fair Labor Standards Act of 1938), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(m)Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in
Section 8(l), any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.
Provided that the “Repurchase Limitation” in Section 8(l) is not violated, the Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.
(n)Right of Repurchase. Subject to the “Repurchase Limitation” in Section 8(l), an
Option or SAR may include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Participant pursuant to the exercise of the Option or SAR.
(o)Right of First Refusal. An Option or SAR may include a provision whereby the
Company may elect to exercise a right of first refusal following receipt of notice from the
Participant of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option or SAR. Such right of first refusal will be subject to the “Repurchase
Limitation” in Section 8(l). Except as expressly provided in this Section 5(o) or in the Equity
Award Agreement, such right of first refusal will otherwise comply with any applicable provisions of the bylaws of the Company.
6.PROVISIONS OF EQUITY AWARDS OTHER THAN OPTIONS AND SARS.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (A) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of
Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash or cash equivalents, (B) past or future services actually or to be rendered to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)Vesting. Subject to the “Repurchase Limitation” in Section 8(l), shares of
Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of Participant’s Continuous Service. If a Participant’s
Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted
Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under the
Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock
Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement
will be in such form and will contain such terms and conditions as the Board deems appropriate.
The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise)
the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the
Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock
Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the
Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit
Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award
Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock
Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a
Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the
Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the
Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted
Stock Unit Award Agreement to which they relate.
(vi)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the
Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)Other Equity Awards. Other forms of Equity Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Equity Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Equity Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Equity Awards and all other terms and conditions of such Other Equity Awards.
7.COVENANTS OF THE COMPANY.
(a)Availability of Shares. During the terms of the Equity Awards, the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy such Equity Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Equity Awards and to issue and sell shares of Common Stock upon exercise of the Equity Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Equity Award or any Common Stock issued or issuable pursuant to any such Equity Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the
Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the
Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Equity Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Equity Award or the subsequent issuance of Common Stock pursuant to the Equity Award if such grant or issuance would be in violation of any applicable securities law.

(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such
Equity Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Equity Award or a possible period in which the Equity Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Equity Award to the holder of such Equity Award.
8.MISCELLANEOUS.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Equity Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Equity Awards. Corporate action constituting a grant by the Company of an Equity Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Equity Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares)
that are inconsistent with those in the Equity Award Agreement as a result of a clerical error in the papering of the Equity Award Agreement, the corporate records will control and the
Participant will have no legally binding right to the incorrect term in the Equity Award
Agreement.
(c)Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such
Equity Award unless and until (i) such Participant has satisfied all requirements for the exercise of the Equity Award, or the issuance of shares thereunder, pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to the Equity Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Equity
Award Agreement or any other instrument executed thereunder or in connection with any Equity
Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Equity Award was granted or will affect the right, of the Company or an Affiliate to terminate (i) the employment of an
Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or
(iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee)

after the date of grant of any Equity Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Equity Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Equity Award. In the event of any such reduction, the
Participant will have no right with respect to any portion of the Equity Award that is so reduced or extended.
(f)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate
Fair Market Value (determined at the time of grant) of Class C Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted)
will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement.
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Equity Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the
Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Equity Award, and (ii) to give written assurances satisfactory to the
Company stating that the Participant is acquiring Common Stock subject to the Equity Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Equity Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)Withholding Obligations. Unless prohibited by the terms of an Equity Award
Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Equity Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company)
or by a combination of such means: (i) causing the Participant to tender a cash payment;
(ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Equity Award; (iii) withholding payment from any amounts otherwise payable to the Participant; (iv) withholding cash from an Equity Award settled in cash; or (v) by such other method as may be set forth in the Equity Award Agreement.

(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Equity Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by
Participants will be made in accordance with Section 409A of the Code. Consistent with
Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Equity Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of
Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)Compliance with Section 409A. It is intended that all Equity Awards shall be granted in a manner that is compliant with or exempt from the requirements of Section 409A of the Code, and the Plan and Equity Award Agreements shall be governed, interpreted and enforced consistent with such intent. To the extent that the Board determines that any Equity
Award granted hereunder is subject to Section 409A of the Code, the Equity Award Agreement
evidencing such Equity Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  If an Equity Award includes a
“series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the
Treasury Regulations), the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.
(l)Repurchase Limitation. The terms of any repurchase right will be specified in the Equity Award Agreement. The repurchase price for vested shares of Common Stock will be the Fair Market Value of the shares of Common Stock on the date of repurchase. The repurchase price for unvested shares of Common Stock will be the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. However, the Company will not exercise its repurchase right until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Equity Award as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Stock subject to the Equity Award, unless otherwise specifically provided by the Board.
9.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the
Board will appropriately and proportionately adjust: (i) the class(es), type and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es), type and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es), type and number of securities and price per share of stock subject to outstanding Equity Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the Equity Award
Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Equity
Awards (other than Equity Awards consisting of vested and outstanding shares of Common
Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of
Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Equity Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Equity Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Equity Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Corporate Transaction. The following provisions will apply to Equity Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Equity Award or any other written agreement between the Company or any Affiliate and the holder of the Equity Award or unless otherwise expressly provided by the Board at the time of grant of an Equity Award. Except as otherwise stated in the Equity Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the
Board may take one or more of the following actions with respect to Equity Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue all or any portion of the Equity Award or to substitute a similar award for all or any portion of the Equity Award
(including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);
(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Equity Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)accelerate the vesting, in whole or in part, of the Equity Award (and, if applicable, the time at which the Equity Award may be exercised), with such Equity Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate
Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(iv)arrange for the lapse of any reacquisition or repurchase rights held by the
Company with respect to the Equity Award;

(v)cancel or arrange for the cancellation of all or any portion of the Equity
Award, to the extent not vested or not exercised prior to the effective time of the Corporate
Transaction, without the payment of any consideration; and
(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Equity Award would have received upon the exercise of the Equity Award, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s
Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
The Board need not take the same action with respect to all Equity Awards or with respect to all
Participants. The Board may take different actions with respect to the vested and unvested portions of an Equity Award.
(d)Change in Control. An Equity Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Equity
Award Agreement for such Equity Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
10.TERMINATION OR SUSPENSION OF THE PLAN.
(a)Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated by the Board pursuant to Section 2, the Plan will automatically terminate on the day before the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Equity Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Equity Award granted while the Plan is in effect except with the written consent of the affected Participant.
11.EFFECTIVE DATE OF PLAN.
The Plan will become effective on the Effective Date.
12.CHOICE OF LAW.
The law of the State of Texas will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

13.ARBITRATION.
As a condition to participation in the Plan, each Participant agrees that any claim against the Company or any of its Affiliates arising out of, relating to or in connection with the Plan will be subject to binding arbitration in accordance with the terms of the Employee Arbitration and
Dispute Resolution Agreement and Class Action Waiver (the “Arbitration Agreement”) between the Company and such Participant, and that, for the avoidance of doubt, any such claim arising out of, relating to or in connection with the Plan will constitute a Covered Claim (as defined in the Arbitration Agreement) under the terms of the Arbitration Agreement.
14.DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated
below:
(a)“Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.
(b)“Board” means the Board of Directors of the Company.
(c)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Equity Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Financial Accounting
Standards Board Accounting Standards Codification Topic 718). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a
Capitalization Adjustment.
(d)“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company;
(iii) such Participant’s intentional, material violation of any contract or agreement between the
Participant and the Company or of any statutory duty owed to the Company; (iv) such
Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s material violation or willful disregard of any Company policy; or
(vi) such Participant’s gross misconduct. The determination that a termination of the
Participant’s Continuous Service is either for Cause or without Cause will be made by the
Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Equity
Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(e)“Certificate of Formation” means the Company’s Certificate of Formation, as filed with the Secretary of State of the State of Texas on February 14, 2024, and as may be
amended thereafter from time to time.
(f)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the
Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur
(A) on account of the acquisition of securities of the Company directly from the Company,
(B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the
Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a
Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject
Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;
(iv)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in
Control (or any analogous term) in an individual written agreement between the Company or any
Affiliate and the Participant will supersede the foregoing definition with respect to Equity
Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(g)“Class A Common Stock” means the Class A Common Stock of the Company, as defined in the Certificate of Formation.
(h)“Class C Common Stock” means the Class C Common Stock of the Company, as defined in the Certificate of Formation.
(i)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k)“Common Stock” means either the Class A Common Stock, Class B Common
Stock of the Company, or Class C Common Stock where the provision is not intended to apply exclusively to one class of Common Stock or another, and includes the specific type of capital stock subject to an Equity Award.
(l)“Company” means Space Exploration Technologies Corp., a Texas corporation.
(m)“Consultant” means any person, including an advisor, who is (i) directly or indirectly engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an
Affiliate and is compensated for such services, subject in each case to Section 4(c) of the Plan.

However, service solely as a Director, or payment of a fee for such service, will not cause a
Director to be considered a “Consultant” for purposes of the Plan.
(n)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering service ceases to qualify as an
Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.
For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous
Service for purposes of vesting in an Equity Award only to such extent as may be provided in the
Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(o)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)the consummation of a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Class C Common
Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(p)“Director” means a member of the Board.
(q)“Disability” means, with respect to a Participant, the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in
Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)“Effective Date” means the effective date of the Plan, which will be the earlier of
(i) the date that the Plan is first approved by the Company’s shareholders or (ii) the date the Plan is adopted by the Board.
(s)“Employee” means any person employed by the Company or an Affiliate.
However, service solely as a Director, or payment of a fee for such services, will not cause a
Director to be considered an “Employee” for purposes of the Plan.
(t)“Entity” means a corporation, partnership, limited liability company or other entity.
(u)“Equity Award” means any right to receive Common Stock granted under the
Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock
Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Equity Award.
(v)“Equity Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Equity Award grant. Each Equity
Award Agreement will be subject to the terms and conditions of the Plan.
(w)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(x)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or Section 14(d) of the Exchange Act), except that “Exchange Act
Person” will not include: (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the
Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or Section 14(d) of the
Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(y)“Fair Market Value” means, as of any date, the value of Class C Common Stock determined by the Board in compliance with Section 409A of the Code or, in the case of an
Incentive Stock Option, in compliance with Section 422 of the Code.

(z)“Incentive Stock Option” means an option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(aa)“Nonstatutory Stock Option” means an Option that does not qualify as an
Incentive Stock Option.
(bb)“Officer” means any person designated by the Company as an officer.
(cc)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to
purchase shares of Common Stock granted pursuant to the Plan.
(dd)“Option Agreement” means a written agreement between the Company and an
Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ee)“Optionholder” means a person to whom an Option is granted pursuant to the
Plan or, if applicable, such other person who holds an outstanding Option.
(ff)“Other Equity Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).
(gg) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to
“Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(hh)“Participant” means a person to whom an Equity Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Equity Award.
(ii)“Plan” means this Space Exploration Technologies Corp. 2024 Equity Incentive
Plan.
(jj)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(kk)“Restricted Stock Award Agreement” means a written agreement between the
Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a
Restricted Stock Award. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ll)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(mm)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(nn)“Rule 405” means Rule 405 promulgated under the Securities Act.
(oo)“Rule 701” means Rule 701 promulgated under the Securities Act.
(pp)“Securities Act” means the Securities Act of 1933, as amended.
(qq)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(rr)“Stock Appreciation Right Agreement” means a written agreement between the
Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a
Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(ss)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and
(ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(tt)“Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.
Employee ID:
Grant Number:
Notice Date:
BY SIGNING THIS STOCK OPTION GRANT NOTICE YOU AGREE THAT ALL SHARES
OF COMPANY COMMON STOCK YOU CURRENTLY HOLD OR WILL HEREAFTER
HOLD, OR ANY RIGHT OR INTEREST THEREIN, INCLUDING SECURITIES
CONVERTIBLE INTO OR EXERCISABLE OR EXCHANGEABLE FOR SHARES OF
COMPANY COMMON STOCK SHALL BE SUBJECT TO THE TRANSFER
RESTRICTIONS AND RIGHT OF FIRST REFUSAL SET FORTH IN SECTION 11 OF THE
OPTION AGREEMENT ATTACHED TO THIS STOCK OPTION GRANT NOTICE. IF THIS
STOCK OPTION GRANT NOTICE AND THE ATTACHED OPTION AGREEMENT ARE
NOT SIGNED AND ACCEPTED BY THE EMPLOYEE-PARTICIPANT WITHIN 30 DAYS
FOLLOWING THE NOTICE DATE SET FORTH ABOVE, THE EQUITY AWARD
DESCRIBED IN THIS STOCK OPTION GRANT NOTICE AND ATTACHED OPTION
AGREEMENT SHALL EXPIRE AND BECOME VOID.
SPACE EXPLORATION TECHNOLOGIES CORP.
STOCK OPTION GRANT NOTICE
2024 EQUITY INCENTIVE PLAN
Space Exploration Technologies Corp. (the “Company”), pursuant to its 2024 Equity Incentive
Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Class C Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this Stock Option Grant Notice, in the Option Agreement, the Plan
and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option
Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:	[______________________]
Type of Grant:	[______________________]
Date of Grant:	[______________________]
Vesting Commencement Date:	[______________________]
Number of Shares Subject to the Option:	[______________________]
Exercise Price (Per Share):	[______________________]
Total Exercise Price:	[______________________]
Option Expiration Date:	[______________________]
Exercise Schedule
Same as Vesting Schedule
Vesting
[______________________]
Payment
By one or a combination of the following items (described in the Option Agreement) subject to Company approval:
•By cash, check, bank draft or money order payable to the Company
•Pursuant to a Regulation T Program if the shares are publicly traded
•By delivery of already-owned shares if the shares are publicly traded
Additional Terms/Acknowledgements
Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option
Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan
set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) Equity Awards or awards of capital stock of the Company granted to you pursuant to any stock or equity incentive plan or any other shares of common stock currently held or hereafter held by you, and (ii) the following agreements only, if any:
1.Confidential Information and Invention Assignment Agreement; and
2.SpaceX Employment Agreement
Notwithstanding the foregoing, Section 11 of the Option Agreement shall apply to all Equity
Awards, including options previously and hereafter granted to you under any Company stock or equity incentive plan and any shares of Company common stock currently held or hereafter held by you, including securities convertible into or exercisable for shares of
Company common stock.
By accepting this option, you consent to receive these documents and all Participant and shareholder notices by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
This Stock Option Grant Notice shall be deemed to be signed by the Company and
Participant upon acceptance of this Stock Option Grant Notice or the Agreement online in
Shareworks, or any comparable online document service.

SPACE EXPLORATION TECHNOLOGIES CORP.	OPTIONHOLDER:

By:	By:
Elon R. Musk, Chairman & CEO	[PARTICIPANT NAME]
Date:	Date:
1Note about Incentive Stock Options: New Incentive Stock Option grants (plus other outstanding
Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 will be granted as a
Nonstatutory Stock Option and together will vest according to the scheduled approved by the
Board which is referenced above.
Attachments:  Option Agreement, 2024 Equity Incentive Plan
SPACE EXPLORATION TECHNOLOGIES CORP.
2024 EQUITY INCENTIVE PLAN
OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)
Pursuant and subject to the Stock Option Grant Notice (the “Grant Notice”) and this
Option Agreement (this “Agreement”), Space Exploration Technologies Corp. (the “Company”)
has awarded Participant an option (the “Option”) under the Company’s 2024 Equity Incentive
Plan (the “Plan”) to purchase the number of shares of the Company’s Class C Common Stock indicated in the Grant Notice at the exercise price indicated in the Grant Notice. The Option is granted to Participant effective as of the date of grant set forth in the Grant Notice (the “Date of
Grant”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the same definitions as in the Plan.
The details of the Option, in addition to those set forth in the Grant Notice, are as follows:
1.VESTING. The Option will vest as provided in the Grant Notice. Vesting will cease upon the termination of Participant’s Continuous Service for any reason.
2.NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of
Class C Common Stock subject to the Option and the exercise price per share in the Grant Notice will be adjusted for Capitalization Adjustments.
3.EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If
Participant is an Employee eligible for overtime compensation under the Fair Labor Standards
Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, Participant may not exercise the Option until Participant has completed at least six
(6) months of Continuous Service measured from the Date of Grant, even if Participant has already been an employee for more than six (6) months. Consistent with the provisions of the
Worker Economic Opportunity Act, Participant may exercise the Option as to any vested portion prior to such six (6) month anniversary in the case of (i) Participant’s death or disability; (ii) a
Corporate Transaction in which the Option is not assumed, continued or substituted; (iii) a
Change in Control; or (iv) Participant’s termination of Continuous Service on Participant’s
“retirement” (as defined in the Company’s benefit plans).
4.EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). The Option may
not be exercised prior to vesting.
5.METHOD OF PAYMENT. Participant must pay the full amount of the exercise price for the shares Participant wishes to exercise. Participant may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by the Grant Notice, which may include one or more of the following:
(a)Provided that at the time of exercise the Class C Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the

Federal Reserve Board that, prior to the issuance of Class C Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise,” “same day sale,” or “sell to cover.”
(b)Provided that at the time of exercise the Class C Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-
owned shares of Class C Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time
Participant exercises the Option, will include delivery to the Company of Participant’s attestation of ownership of such shares of Class C Common Stock in a form approved by the Company.
Participant may not exercise the Option by delivery to the Company of Class C Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
6.WHOLE SHARES. Participant may exercise the Option only for whole shares of
Class C Common Stock.
7.SECURITIES LAW COMPLIANCE. In no event may Participant exercise the
Option unless either (a) the shares of Class C Common Stock issuable upon exercise are then registered under the Securities Act or (b) if not registered, the Company has determined that
Participant’s exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with all other applicable laws and regulations, and Participant may not exercise the Option if the Company determines that such exercise would not be in compliance with such laws and regulations.
8.TERM. Participant may not exercise the Option before the Date of Grant or after the expiration of the Option’s term. The term of the Option expires, subject to the provisions of
Section 5(h) of the Plan, upon the earliest of the following:
(a)immediately upon the termination of Participant’s Continuous Service for
Cause;
(b)sixty (60) days after the termination of Participant’s Continuous Service for any reason other than Cause, Participant’s Disability or Participant’s death (except as otherwise provided in Section 8(d)); provided, however, that if during any part of such sixty (60)
day period the Option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” the Option will not expire until the earlier of the
Expiration Date or until it has been exercisable for an aggregate period of sixty (60) days after the termination of Participant’s Continuous Service; provided further, that if (i) Participant is a
Non-Exempt Employee, (ii) Participant’s Continuous Service terminates within six (6) months after the Date of Grant, and (iii) Participant has vested in a portion of the Option at the time of
Participant’s termination of Continuous Service, the Option will not expire until the earlier of (x)
the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is sixty (60) days after the termination of Participant’s Continuous Service, and (y) the Expiration
Date;
(c)twelve (12) months after the termination of Participant’s Continuous
Service due to Participant’s Disability (except as otherwise provided in Section 8(d));
(d)twelve (12) months after Participant’s death if Participant dies either during Participant’s Continuous Service or within sixty (60) days after Participant’s Continuous
Service terminates for any reason other than Cause;
(e)the Expiration Date indicated in the Grant Notice; or
(f)the day before the tenth (10th) anniversary of the Date of Grant.
If the Option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of the
Option’s exercise, Participant must be an employee of the Company or an Affiliate, except in the event of Participant’s death or Disability. The Company has provided for extended exercisability of the Option under certain circumstances for Participant’s benefit but cannot guarantee that the
Option will be treated as an Incentive Stock Option if Participant continues to provide services to the Company or an Affiliate as a Consultant or Director after Participant’s employment terminates or if Participant otherwise exercise the Option more than three (3) months after the date Participant’s employment with the Company or an Affiliate terminates.
9.EXERCISE.
(a)Participant may exercise the vested portion of the Option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) and delivering any other documents and completing any procedures required by the Company for exercise
(including executing a voting proxy in the form provided by the Company), and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate.
(b)By exercising the Option Participant agrees that, as a condition to any exercise of the Option, the Company may require Participant to enter into an arrangement providing for the payment by Participant to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of the Option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Class C Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Class C Common Stock acquired upon such exercise.
(c)If the Option is an Incentive Stock Option, by exercising the Option
Participant agrees that Participant will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Class C Common Stock issued upon exercise of the Option that occurs within two (2) years after the Date of Grant or within one (1)
year after such shares of Class C Common Stock are transferred upon exercise of the Option.

10.TRANSFER RESTRICTIONS FOR THE OPTION. Except as otherwise provided in this Section 10, the Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during Participant’s life only by Participant.
(a)Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, Participant may transfer the Option to a trust if Participant is considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Option is held in the trust, provided that Participant and the trustee enter into transfer and other agreements required by the Company.
(b)Domestic Relations Orders. Upon receiving written permission from the
Board or its duly authorized designee, and provided that Participant and the designated transferee enter into transfer and other agreements required by the Company, Participant may transfer the
Option pursuant to a domestic relations order that contains the information required by the
Company to effectuate the transfer. Participant is encouraged to discuss the proposed terms of any division of the Option with the Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order. If the
Option is an Incentive Stock Option, the Option may be deemed to be a Nonstatutory Stock
Option as a result of such transfer.
(c)Beneficiary Designation. Upon receiving written permission from the
Board or its duly authorized designee, Participant may, by delivering written notice to the
Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on Participant’s death, will thereafter be entitled to exercise the Option and receive the Class C Common Stock or other consideration resulting from such exercise. In the absence of such a designation, Participant’s executor or administrator of Participant’s estate will be entitled to exercise the Option and receive, on behalf of Participant’s estate, the Class C Common Stock or other consideration resulting from such exercise.
11.RESTRICTIONS ON TRANSFERS OF CLASS C COMMON STOCK.
(a)Lock-Up Period Following an IPO. By exercising the Option Participant agrees that Participant will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Class C Common Stock or other securities of the Company held by
Participant, for a period of one hundred eighty (180) days following the IPO Date (as defined below)or such longer period as necessary to permit compliance with FINRA Rule 2711 or NYSE
Member Rule 472 and similar rule~~s and~~ regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Participant’s shares of Class C Common Stock until the end of such period. Participant also agrees that any transferee of any shares of Class C Common Stock (or other securities) of the Company held by Participant will be bound by this Section 11(a). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 11(a)
and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
(b)Company Consent to Transfer of Shares. In addition to any other limitation on transfer created by applicable securities laws or this Agreement, Participant may not sell, assign, pledge, or in any manner transfer, dispose of or encumber any shares of Class C
Common Stock that Participant acquires upon exercise of the Option, or any other shares of
Company common stock now or hereafter held by Participant, including stock obtained pursuant to the Plan, the Prior Plans or any other previous equity incentive plan of the Company (for purposes of this Section 11, the “Shares”) whether voluntarily or by operation of law, or by gift or otherwise (any such sale, assignment, pledge, transfer, disposition or encumbrance, a
“Transfer”) without the prior written consent of the Company, upon duly authorized action of the Board. In the event such consent is given, the transferee, assignee, or other recipient will receive and hold the Shares subject to the provisions of this Agreement (and thereafter will be considered the “Participant”), and there will be no further Transfer of such Shares except in accordance with this Agreement. Without in any way limiting the basis on which the Company elects not to consent to a Transfer, Participant acknowledges that the Company does not at any time intend to consent to any requested Transfer of the Shares (i) to individuals, companies or any other form of entity identified by the Company as a potential competitor or considered by the
Company to be unfriendly, or to non-U.S. individuals, companies or other entities; (ii) if such
Transfer would result in the loss of any federal or state securities law exemption relied upon by the Company in connection with the initial issuance of such Shares or the issuance of any other securities; (iii) if such Transfer is facilitated in any manner by any public posting, message board, trading portal, internet site, or similar method of communication, including without limitation any trading portal or internet site intended to facilitate secondary transfers of securities; (iv) if such Transfer is to be effected in a brokered transaction; or (v) if such Transfer represents a Transfer of less than all of the Shares then held by Participant or Participant’s affiliates or is to be made to more than a single transferee. For clarity, the term “Transfer” will include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any Shares.
(c)Exceptions for Certain Transfers. Notwithstanding anything to the contrary in this Agreement, the restrictions on transfer in Section 11(b) will not apply to:
(i)any Transfer of Shares held either during Participant’s lifetime or on death by will or intestacy to a bona fide trust for the benefit of Participant and/or Participant’s
Immediate Family (“Immediate Family,” as used herein, will mean Participant’s spouse, lineal descendant, father, mother, brother, or sister), provided that only Transfers of Shares by
Participant to one transferee under this Section 11(c)(i) will be exempt from the restrictions on transfer in this Section 11;

(ii)any Transfer to the Company or to a person who, at the time of such Transfer is an officer or director of the Company; or
(iii)any Committee-Approved Transfer (as defined in the Company’s bylaws).
In any such case, the transferee, assignee or other recipient will receive and hold such Shares subject to the provisions of this Agreement, and there will be no further Transfer of such Shares except in accordance with this Agreement.
(d)Right of First Refusal. Provided that the Company has consented to a
Transfer under Section 11(b) and 11(c) of this Agreement (and subject to any other limitation on transfer created by applicable securities laws or this Agreement), the Transfer will be subject to the Company’s right of first refusal set forth in this Section 11(d). In addition, the right of first refusal will apply to any shares of Company common stock obtained pursuant to any Company stock or equity incentive plan and any shares of common stock currently held or hereafter held by Participant, or any right or interest therein, including securities convertible into or exercisable or exchangeable for shares of Company common stock (along with the Shares, collectively, the
“Securities”). Notwithstanding the foregoing, this Section 11(d) will not apply to Transfers pursuant to Section 11(c)(i) or any Committee-Approved Transfer (as defined in the Company’s bylaws) to Immediate Family for no consideration.
(i)Notice of Proposed Transfer. If Participant desires to Transfer any of Participant’s Securities, then Participant must first give written notice thereof to the
Company. The notice will name the proposed transferee and state the number of Securities to be transferred, the proposed consideration, and all other terms and conditions of the proposed
Transfer. Participant must also provide a fully-executed, legally binding agreement to Transfer any of Participant’s Securities, executed by Participant and the proposed transferee.
(ii)Exercise of Right of First Refusal. For thirty (30) days following receipt of such notice, the Company and/or its assignee(s) will have the option to purchase any or all of the Securities specified in the notice at the price (which price will be calculated based upon the net proceeds received by the Participant after reduction for any fees, commissions or similar payments or charges to any third party in connection with the Transfer, if any) and upon the terms and conditions set forth in such notice. If the price set forth in such notice includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board in good faith. In the event the Company and/or its assignee(s) elects to purchase any or all of the Securities, it will give written notice to Participant of its election (the
“Company Notice”) and settlement for said Securities, as provided in Section 11(d)(iv) below.
(iii)Assignment. The Company may assign its rights under this
Section 11(d).
(iv)Payment. In the event the Company and/or its assignee(s) elect to acquire any of Participant’s Securities as specified in the notice, the Company’s Secretary (or other designee) will so notify Participant within thirty (30) days. Settlement thereof will be made in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within sixty (60) days after the Company Notice or in the manner and at the times set forth in the Company Notice.
(v)Right to Transfer. In the event (i) the Company and/or its assignees(s) do not elect to acquire all of the Securities specified in Participant’s notice pursuant to this Section 11(d) and (ii) the Transfer otherwise complies with this Agreement, Participant may, within the sixty (60) day period following the expiration or waiver of the option rights granted to the Company and/or its assignees(s) herein, Transfer the Securities specified in
Participant’s notice that were not acquired by the Company and/or its assignees(s) as specified in such notice. In the case of any Transfer, the transferee, assignee, or other recipient will receive and hold the Securities subject to the provisions of this Agreement, and there will be no further
Transfer of such Securities except in accordance with this Agreement.
(vi)Termination of Rights. The foregoing right of first refusal will terminate upon the date securities of the Company are first offered to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange
Commission under the Securities Act (“IPO Date”).
(e)Effect of Invalid Transfers. Any attempted Transfer in violation of this
Section 11 will be void and of no legal force and, at the Company’s discretion, will result in
Participant’s forfeiture of Participant’s Shares.
(f)Legends. All certificates representing the Class C Common Stock held by
Participant, including the Shares, will have endorsed thereon legends in substantially the following forms (in addition to any other legends required by applicable state and federal corporation and securities law and which may be required by any other agreements between the parties hereto):
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE
SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED
FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION
WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR
DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO OR AN OPINION
OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT
SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES
ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE.
ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES
REPRESENTED BY THIS CERTIFICATE IS VOID WITHOUT THE
PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY. THE
SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN
AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED
HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST AND

TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S
BYLAWS, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL
OFFICE OF THE COMPANY.”
(g)Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(h)Refusal to Transfer. The Company will not be required (i) to transfer on its books any shares of Class C Common Stock that will have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to afford the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.
(i)The provisions of this Section 11 will be in addition to any transfer restrictions and right of first refusal in favor of the Company or its assignees that may be contained in the Company’s bylaws or in any other agreement between Participant and the
Company.
12.RIGHT OF REPURCHASE.
(a)Any of the shares of Class C Common Stock that Participant acquires upon exercise of the Option, or any shares of Company common stock otherwise obtained pursuant to the Plan (the “2024 Plan Shares”) are subject to the right of repurchase described below. The Company’s right of repurchase will expire on the IPO Date.
(b)The Company may elect (but is not obligated) to repurchase all or any part of the 2024 Plan Shares (the Company’s “Repurchase Right”) upon a Repurchase Event. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding Class C Common Stock that is subject to the provisions of this
Agreement, then in such event any and all new, substituted or additional securities to which
Participant is entitled by reason of Participant’s ownership of the 2024 Plan Shares will be immediately subject to the Company’s Repurchase Right with the same force and effect as the
2024 Plan Shares subject to the Company’s Repurchase Right immediately before such event.
(c)The Company’s Repurchase Right will be exercisable only within the six
(6) month period following the termination of Participant’s Continuous Service for any reason
(the “Repurchase Event”), or such longer period as may be necessary to avoid the classification of the Option as a liability for financial accounting purposes, as determined by the Company.
(d)The Company will exercise its Repurchase Right only for cash or cancellation of purchase money indebtedness for the shares of Class C Common Stock and will give Participant written notice (by registered or certified mail) accompanied by payment for the shares of Class C Common Stock (if required) within six (6) months after the Repurchase Event,

or within such longer period as may be necessary to avoid the classification of the Option as a liability for financial accounting purposes, as determined by the Company.
(e)The repurchase price will be equal to the 2024 Plan Shares’ Fair Market
Value on the date notice of the intent to repurchase is provided, except in the case of termination of Participant’s Continuous Service for Cause, in which case the 2024 Plan Shares will be reacquired for no payment to Participant (i.e., the repurchase price is $0).
13.OPTION NOT A SERVICE CONTRACT. The Option is not an employment or service contract, and nothing in the Option will be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the service of the Company or any
Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in the Option will obligate the Company or any Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that Participant might have as an Employee, Consultant or Director of the Company or any Affiliate.
14.UNSECURED OBLIGATION. The Option is unfunded, and even as to any
Options that vest, Participant will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Class C Common Stock or make a Cash
Payment pursuant to this Agreement. Participant will not have voting or any other rights as a shareholder of the Company with respect to any Class C Common Stock acquired pursuant to this Agreement until such Class C Common Stock is issued. Upon such issuance, Participant will obtain the rights as a shareholder of the Company with respect to the Class C Common Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between Participant and the Company or any other person.
15.WITHHOLDING OBLIGATIONS.
(a)At the time Participant exercises the Option, in whole or in part, and at any time thereafter as requested by the Company, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the
Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with the exercise of the
Option.
(b)If the Option is a Nonstatutory Stock Option, then upon Participant’s request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Class C
Common Stock otherwise issuable to Participant upon the exercise of the Option a number of whole shares of Class C Common Stock having a Fair Market Value, determined by the
Company as of the date of exercise, equal to the amount of tax required to be withheld.

(c)Participant may not exercise the Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, Participant may not be able to exercise the Option when desired even though the Option is vested, and the Company will have no obligation to issue a certificate for such shares of Class C Common Stock or release such shares of Class C Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.
16.TAX CONSEQUENCES. Participant hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes Participant’s tax liabilities. Participant will not make any claim against the Company, or any of its Officers, Directors, Employees, or Affiliates related to tax liabilities arising from the
Option or Participant’s other compensation. In particular, Participant acknowledges that the
Option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Class C Common
Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the Option. Because the Class C Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. Participant acknowledges that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and Participant will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.
17.NOTICES. Any notices provided for in the Option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, upon deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and the
Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting the Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
18.HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
19.AMENDMENT. This Agreement may be amended only by a writing executed by the Company and Participant that specifically states that it is amending this Agreement.
Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing that specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Participant, and provided that no such amendment adversely affecting
Participant’s rights hereunder may be made without Participant’s written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to Participant,

the provisions of this Agreement in any way it may deem necessary, appropriate or desirable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision.
20.MISCELLANEOUS.
(a)The rights and obligations of the Company under the Option will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.
(b)Participant agrees upon request to execute any further documents or instruments necessary, appropriate or desirable in the sole determination of the Company to carry out the purposes or intent of the Option.
(c)Participant acknowledges and agrees that Participant has reviewed the terms of the Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Option and fully understands all of the provisions of the
Option.
(d)This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e)All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
21.GOVERNING PLAN DOCUMENT. The Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the terms of the Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Option set forth in this Agreement and those of the Plan, the provisions of the
Plan will control.  The Company will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board will be final and binding upon Participant, the Company, and all other interested persons. No member of the Board will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this
Agreement. The Option is intended to be an “Option” for purposes of interpretation under the
Plan and this Agreement is intended to be an “Option Agreement” for purposes of the Plan.
22.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the
Option or the Class C Common Stock subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.
23.CHOICE OF LAW. The interpretation, performance and enforcement of this
Agreement will be governed by the law of the state of Texas without regard to such state’s conflicts of laws rules. Participant consents to the jurisdiction of the state and federal courts encompassing the then current location of the Company’s principal office for the resolution of any (a) proceedings brought to enforce the Company’s or Participant’s obligations to arbitrate under the Plan, or (b) proceedings, relating to matters outside the scope of the arbitration provisions in the Plan or the Arbitration Agreement.
24.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to the terms of such
Section or part of a Section to the fullest extent possible while remaining lawful and valid.
* * * * *
This Option Agreement will be deemed to be signed by the Company and Participant upon acceptance of this Option Agreement or Stock Option Grant Notice online in Shareworks, or any comparable online document service.

SPACE EXPLORATION TECHNOLOGIES CORP.
STOCK AWARD GRANT AGREEMENT
(2024 EQUITY INCENTIVE PLAN)
Pursuant and subject to the Stock Award Grant Notice (the “Grant Notice”) and this
Stock Award Grant Agreement (this “Agreement”), Space Exploration Technologies Corp. (the
“Company”) has awarded Participant stock award units (the “SAUs”) under the Company’s 2024
Equity Incentive Plan (the “Plan”) for the number of SAUs indicated in the Grant Notice. The
SAUs are granted to Participant effective as of the date of grant set forth in the Grant Notice (the
“Date of Grant”). Capitalized terms not explicitly defined in this Agreement but defined in the
Plan will have the same definitions as in the Plan. Subject to adjustment and the terms and conditions as provided in this Agreement and in the Plan, each SAU will represent the right to receive one share of Class C Common Stock or its cash equivalent as described in Section 3 below.
The details of this award of SAUs, in addition to those set forth in the Grant Notice, are as follows.
1.SAUS AND SHARES OF CLASS C COMMON STOCK.
(a)The SAUs and the number of shares of Class C Common Stock deliverable with respect to such SAUs, may be adjusted from time to time for Capitalization
Adjustments as described in Section 9(a) of the Plan.
(b)Any additional SAUs or shares of Class C Common Stock that become subject to the award pursuant to this Section 1 are subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other SAUs and Class C Common Stock covered by the award.
(c)Notwithstanding the provisions of this Section 1, the Participant will not receive fractional SAUs or fractional shares of Class C Common Stock pursuant to this Section
1. The Board will, in its discretion, determine an equivalent benefit for any fractional SAUs or fractional shares that might be created by the adjustments referred to in this Section 1.
2.VESTING REQUIREMENTS AND EXPIRATION OF SAUS.
(a)General. The SAUs will vest, if at all, as set forth below. The SAUs are subject to a time-based vesting requirement. The failure to satisfy this vesting requirement results in the forfeiture and termination of any SAUs that have not vested without any payment or issuance of stock to the Participant in respect of such unvested SAUs.
(b)Time-Based Vesting Requirement. The time-based vesting requirement with respect to the SAUs or any installment of the SAUs is satisfied if the Participant has remained in Continuous Service from the Date of Grant of the SAUs through the applicable vesting dates set forth in the Participant’s Grant Notice. Time-based vesting will cease as of the date that the Participant’s Continuous Service ceases for any reason, whether initiated by

Participant or the Company, and with or without cause, and any SAUs that have not vested under the time-based vesting requirement will terminate and be forfeited back to the Company on the date Participant’s Continuous Service terminates.
3.DATE OF ISSUANCE.
(a)Subject to the provisions of this Agreement and the Plan, the Company will deliver to Participant in respect of SAUs that have not been previously terminated or forfeited, one (1) share of Class C Common Stock for each SAU that has satisfied the time-based vesting requirement in accordance with Section 2 of this Agreement, with delivery occurring on the date such SAU vests under the time-based vesting requirement. Notwithstanding the above, in lieu of settling an SAU in the form of an award of shares of Class C Common Stock, the
Company may settle an SAU through a lump-sum cash payment to Participant equal to the Fair
Market Value of one (1) share of Class C Common Stock on the date of delivery as set forth above (a “Cash Payment”). Additionally, and for clarity, the Company may terminate the SAU in connection with a Corporate Transaction or a Change in Control, or take other action, as provided under Section 9 of the Plan, or any successor provision. If the SAU continues in effect following a Corporate Transaction or Change in Control, the Company or any surviving entity may settle the SAU upon the vesting dates by delivering other consideration to Participant, including but not limited to shares of the capital stock of the acquirer or surviving entity of such
Change in Control, or its affiliates, and the number of shares of capital stock of the acquirer or surviving entity subject to the SAU will be based on a conversion or exchange ratio determined by the Company. The form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company. The Company will determine in its discretion whether to settle the award through the delivery of shares of Class C Common Stock, a Cash
Payment, or a combination of both.
(b)For purposes of this Agreement, a “Change in Control” will have the meaning set forth in the Plan; provided, however, that, to the extent any payment hereunder upon such Change in Control, if any, is deferred compensation that is subject to Section 409A of the
Code, and not otherwise exempt from complying with the provisions of the statute, then a
Change in Control will only be deemed to occur if the Change in Control also qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of a corporation’s assets as defined in Treasury Regulation Section 1.409A-
3(i)(5).
(c)The provisions in this Agreement for delivery of the shares or cash in respect of the SAUs are intended either to comply with the requirements of Section 409A or to provide a basis for exemption from such requirements so that the delivery of the shares or cash will not trigger the additional tax imposed under Section 409A, and any ambiguities in this
Agreement will be so interpreted.
4.CONSIDERATION FOR AWARD. This award was granted in consideration of
Participant’s services to the Company. Subject to Section 11 below, except as otherwise provided in the Grant Notice, Participant will not be required to make any payment to the Company (other than the provision of past and future services for the Company) with respect to Participant’s receipt of the SAUs, vesting of the SAUs, or the delivery of the shares of Class C Common
Stock or the Cash Payment underlying the SAUs.
5.SECURITIES LAW COMPLIANCE. Participant may not be issued any Class
C Common Stock underlying the SAUs unless either (a) the issuance of such shares of Class C
Common Stock is then registered under the Securities Act, or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The award must also comply with other applicable laws and regulations, and Participant will not receive Class C Common Stock if the Company determines that such receipt would not be in compliance with such laws and regulations.
6.DIVIDENDS. Participant will receive no benefit or adjustment to the SAUs with respect to any cash dividend, stock dividend or other distribution that does not result from a
Capitalization Adjustment as provided in the Plan; provided, however, that this Section 6 will not apply with respect to any shares of Class C Common Stock that are delivered to Participant in connection with the SAUs after such shares have been delivered to Participant.
7.RESTRICTIVE LEGENDS. The Class C Common Stock issued with respect to the SAUs will be endorsed with appropriate legends, if any, determined by the Company.
8.TRANSFER RESTRICTIONS FOR SAUS. Prior to the time that shares of
Class C Common Stock have been delivered to Participant, Participant may not transfer, pledge, sell or otherwise dispose of all or any portion of the SAUs or the shares of Class C Common
Stock issuable in respect of the SAUs, or any shares of Company common stock otherwise obtained pursuant to the Plan, the Prior Plans or any other previous equity incentive plan of the
Company, except as expressly provided in this Section 8 or set forth in Section 12, if applicable.
For example, Participant may not use the SAUs or shares that may be issued in respect of the
SAUs as security for a loan, nor may Participant transfer, pledge, sell or otherwise dispose of such shares prior to issuance.
(a)Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, Participant may transfer the SAUs to a trust if Participant is considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the SAUs are held in the trust, provided that Participant and the trustee enter into transfer and other agreements required by the Company.
(b)Domestic Relations Orders. Upon receiving written permission from the
Board or its duly authorized designee, and provided that Participant and the designated transferee enter into transfer and other agreements required by the Company, Participant may transfer the
SAUs or other consideration hereunder, pursuant to a domestic relations order that contains the information required by the Company to effectuate the transfer. Participant is encouraged to discuss the proposed terms of any division of the SAUs with the Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order.

9.AWARD NOT A SERVICE CONTRACT. This award is not an employment or service contract, and nothing in the award will be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the service of the Company or any Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in this award will obligate the Company or any Affiliate, their respective shareholders, boards of directors or employees to continue any relationship that Participant might have as an Employee,
Consultant or Director of the Company or any Affiliate.
10.UNSECURED OBLIGATION. This award is unfunded, and even as to any
SAUs that vest, Participant will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Class C Common Stock or make a Cash
Payment pursuant to this Agreement. Participant will not have voting or any other rights as a shareholder of the Company with respect to any Class C Common Stock acquired pursuant to this Agreement until such Class C Common Stock is issued pursuant to Section 3(a) of this
Agreement. Upon such issuance, Participant will obtain the rights as a shareholder of the
Company with respect to the Class C Common Stock so issued. Nothing contained in this
Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between Participant and the Company or any other person.
11.WITHHOLDING OBLIGATIONS.
(a)On or before the time Participant receives a distribution of the shares of
Class C Common Stock underlying the SAUs or a Cash Payment, or at any time thereafter as requested by the Company, Participant hereby authorizes any required withholding from the
Class C Common Stock issuable to Participant or the Cash Payment and/or otherwise agrees to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with the award (the “Withholding Taxes”). Notwithstanding any other provision of this Section, the
Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to the award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to Participant by the
Company; (ii) causing Participant to tender a cash payment; (iii) withholding shares of Class C
Common Stock from the shares of Class C Common Stock issued or otherwise issuable to
Participant in connection with the SAUs with a Fair Market Value (measured as of the date shares of Class C Common Stock are issued pursuant to Section 3) equal to the amount of such
Withholding Taxes; or (iv) withholding cash from the award settled in cash.
(b)The Company will not deliver to Participant any Class C Common Stock or make a Cash Payment unless Participant timely complies with Participant’s obligations under
Section 11(a) above.
(c)In the event the Company’s obligation to withhold arises prior to the delivery to Participant of Class C Common Stock or the Cash Payment or it is determined after the delivery of Class C Common Stock or the Cash Payment to Participant that the amount of the
Company’s withholding obligation was greater than the amount withheld by the Company,

Participant agrees to indemnify and hold the Company harmless from any failure by the
Company to withhold the proper amount.
12.RESTRICTIONS ON TRANSFERS OF CLASS C COMMON STOCK.
(a)Lock-Up Period Following an IPO. Participant agrees that upon receipt of the Class C Common Stock underlying the SAUs, Participant will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Class C Common Stock or other securities of the Company held by Participant, for a period of one hundred eighty (180)
days following the IPO Date (defined below) or such longer period as necessary to permit compliance with FINRA Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company during the
Lock-Up Period. Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Participant’s shares of Class C Common Stock until the end of such period. Participant also agrees that any transferee of any shares of Class C Common Stock (or other securities) of the Company held by Participant will be bound by this Section 12(a). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 12(a) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
(b)Company Consent to Transfers of Shares. In addition to any other limitation on transfer created by applicable securities laws or this Agreement, Participant may not sell, assign, pledge, or in any manner transfer, dispose of or encumber any of the shares of
Class C Common Stock that Participant acquires upon settlement of the SAUs, or any other shares of Company common stock now or hereafter held by Participant, including shares obtained pursuant to the Plan, the Prior Plans or any other previous equity incentive plan of the
Company (for purposes of this Section 12, the “Shares”) whether voluntarily or by operation of law, or by gift or otherwise (any such sale, assignment, pledge, transfer, disposition or encumbrance, a “Transfer”), without the prior written consent of the Company, upon duly authorized action of the Board. In the event such consent is given, the transferee, assignee, or other recipient will receive and hold the Shares subject to the provisions of this Agreement (and thereafter will be considered the “Participant”), and there will be no further Transfer of such
Shares except in accordance with this Agreement. Without in any way limiting the basis on which the Company elects not to consent to a Transfer, Participant acknowledges that the
Company does not at any time intend to consent to any requested Transfer of the Shares: (i) to individuals, companies or any other form of entity identified by the Company as a potential competitor or considered by the Company to be unfriendly, or to non-U.S. individuals, companies or other entities; (ii) if such Transfer would result in the loss of any federal or state securities law exemption relied upon by the Company in connection with the initial issuance of such Shares or the issuance of any other securities; (iii) if such Transfer is facilitated in any manner by any public posting, message board, trading portal, internet site, or similar method of communication, including without limitation any trading portal or internet site intended to facilitate secondary transfers of securities; (iv) if such Transfer is to be effected in a brokered transaction; or (v) if such Transfer represents a Transfer of less than all of the Shares then held by Participant or Participant’s affiliates or is to be made to more than a single transferee. For clarity, the term “Transfer” will include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any Shares.
(c)Exceptions for Certain Transfers. Notwithstanding anything to the contrary in this Agreement, the restrictions on transfer in Section 12(b) will not apply to:
(i)any Transfer of Shares held either during Participant’s lifetime or on death by will or intestacy to a bona fide trust for the benefit of Participant and/or Participant’s
Immediate Family (“Immediate Family,” as used herein, will mean Participant’s spouse, lineal descendant, father, mother, brother, or sister), provided that only Transfers of Shares by
Participant to one transferee under this Section 12(c)(i) will be exempt from the restrictions on transfer in this Section 12;
(ii)any Transfer to the Company or to a person who, at the time of such Transfer is an officer or director of the Company; or
(iii)any Committee-Approved Transfer (as defined in the Company’s bylaws).
In any such case, the transferee, assignee or other recipient will receive and hold such Shares subject to the provisions of this Agreement, and there will be no further
Transfer of such Shares except in accordance with this Agreement.
(d)Right of First Refusal. Provided that the Company has consented to a
Transfer under Section 12(b) and 12(c) of this Agreement (and subject to any other limitation on transfer created by applicable securities laws or this Agreement), the Transfer will be subject to the Company’s right of first refusal set forth in this Section 12(d). In addition, the right of first refusal will apply to any shares of Company common stock obtained pursuant to any Company stock or equity incentive plan and any shares of common stock currently held or hereafter held by Participant, or any right or interest therein, including securities convertible into or exercisable or exchangeable for shares of Company common stock (along with the Shares, collectively, the
“Securities”). Notwithstanding the foregoing, this Section 12(d) will not apply to Transfers pursuant to Section 12(c)(i) or any Committee-Approved Transfer (as defined in the Company’s bylaws) to Immediate Family for no consideration.
(i)Notice of Proposed Transfer. If Participant desires to Transfer any of Participant’s Securities, then Participant must first give written notice thereof to the
Company. The notice will name the proposed transferee and state the number of Securities to be transferred, the proposed consideration, and all other terms and conditions of the proposed

Transfer. Participant must also provide a fully-executed, legally binding agreement to Transfer any of Participant’s Securities, executed by Participant and the proposed transferee.
(ii)Exercise of Right of First Refusal. For thirty (30) days following receipt of such notice, the Company and/or its assignee(s) will have the option to purchase any or all of the Securities specified in the notice at the price (which price will be calculated based upon the net proceeds received by the Participant after reduction for any fees, commissions or similar payments or charges to any third party in connection with the Transfer, if any) and upon the terms and conditions set forth in such notice. If the price set forth in such notice includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board in good faith. In the event the Company and/or its assignee(s) elects to purchase any or all of the Securities, it will give written notice to Participant of its election (the
“Company Notice”) and settlement for said Securities, as provided in Section 12(d)(iv) below.
(iii)Assignment. The Company may assign its rights under this
Section 12(d).
(iv)Payment. In the event the Company and/or its assignee(s) elect to acquire any of Participant’s Securities as specified in the notice, the Company’s Secretary (or other designee) will so notify Participant within thirty (30) days. Settlement thereof will be made in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within sixty (60) days after the Company Notice or in the manner and at the times set forth in the Company Notice.
(v)Right to Transfer. In the event (i) the Company and/or its assignees(s) do not elect to acquire all of the Securities specified in Participant’s notice pursuant to this Section 12(d) and (ii) the Transfer otherwise complies with this Agreement, Participant may, within the sixty (60) day period following the expiration or waiver of the option rights granted to the Company and/or its assignees(s) herein, Transfer the Securities specified in
Participant’s notice that were not acquired by the Company and/or its assignees(s) as specified in such notice. In the case of any Transfer, the transferee, assignee, or other recipient will receive and hold the Securities subject to the provisions of this Agreement, and there will be no further
Transfer of such Securities except in accordance with this Agreement.
(vi)Termination of Rights. The foregoing right of first refusal will terminate upon the date securities of the Company are first offered to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange
Commission under the Securities Act (“IPO Date”).
(e)Effect of Invalid Transfers. Any attempted Transfer in violation of this
Section 12 will be void and of no legal force and, at the Company’s discretion, will result in
Participant’s forfeiture of Participant’s Shares.
(f)Legends. All certificates representing the Class C Common Stock held by
Participant, including the Shares, will have endorsed thereon legends in substantially the following forms (in addition to any other legends required by applicable state and federal corporation and securities law and which may be required by any other agreements between the parties hereto):
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE
SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED
FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION
WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR
DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO OR AN OPINION
OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT
SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES
ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE.
ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES
REPRESENTED BY THIS CERTIFICATE IS VOID WITHOUT THE
PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY. THE
SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN
AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED
HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST AND
TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S
BYLAWS, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL
OFFICE OF THE COMPANY.”
(g)Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(h)Refusal to Transfer. The Company will not be required (i) to transfer on its books any shares of Class C Common Stock that will have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to afford the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.
(i)The provisions of this Section 12 will be in addition to any transfer restrictions and right of first refusal in favor of the Company or its assignees that may be contained in the Company’s bylaws or in any other agreement between Participant and the
Company.
13.RIGHT OF REPURCHASE.
(a)Any of the shares of Class C Common Stock that Participant acquires upon settlement of the SAUs, or any shares of Company common stock otherwise obtained pursuant to the Plan (the “2024 Plan Shares”) are subject to the right of repurchase described below. The Company’s right of repurchase will expire on the IPO Date.
(b)The Company may elect (but is not obligated) to repurchase all or any part of the 2024 Plan Shares (the Company’s “Repurchase Right”) upon a Repurchase Event. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding Class C Common Stock that is subject to the provisions of this
Agreement, then in such event any and all new, substituted or additional securities to which
Participant is entitled by reason of Participant’s ownership of the 2024 Plan Shares will be immediately subject to the Company’s Repurchase Right with the same force and effect as the
2024 Plan Shares subject to the Company’s Repurchase Right immediately before such event.
(c)The Company’s Repurchase Right will be exercisable only within the six
(6) month period following the termination of Participant’s Continuous Service for any reason
(the “Repurchase Event”), or such longer period as may be necessary to avoid the classification of the SAUs as a liability for financial accounting purposes, as determined by the Company.
(d)The Company will exercise its Repurchase Right only for cash or cancellation of purchase money indebtedness for the shares of Class C Common Stock and will give Participant written notice (by registered or certified mail) accompanied by payment for the shares of Class C Common Stock (if required) within six (6) months after the Repurchase Event, or within such longer period as may be necessary to avoid the classification of the SAUs as a liability for financial accounting purposes, as determined by the Company.
(e)The repurchase price will be equal to the 2024 Plan Shares’ Fair Market
Value on the date notice of the intent to repurchase is provided, except in the case of termination of Participant’s Continuous Service for Cause, in which case the 2024 Plan Shares will be reacquired for no payment to Participant (i.e., the repurchase price is $0).
14.NOTICES. Any notices provided for in this award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, upon deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this award, you consent to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
15.HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
16.AMENDMENT. This Agreement may be amended only by a writing executed by the Company and Participant that specifically states that it is amending this Agreement.
Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing that specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Participant, and provided that no such amendment adversely affecting
Participant’s rights hereunder may be made without Participant’s written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to Participant, the provisions of this Agreement in any way it may deem necessary, appropriate or desirable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision.
17.MISCELLANEOUS.
(a)The rights and obligations of the Company under this award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.
(b)Participant agrees upon request to execute any further documents or instruments necessary, appropriate or desirable in the sole determination of the Company to carry out the purposes or intent of this award.
(c)Participant acknowledges and agrees that Participant has reviewed the terms of the SAUs in their entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the SAUs and fully understands all of the provisions of the award.
(d)This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e)All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
18.GOVERNING PLAN DOCUMENT. The SAUs are subject to all the provisions of the Plan, the provisions of which are hereby made a part of the terms of the SAUs, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the SAUs set forth in this Agreement and those of the Plan, the provisions of the
Plan will control; provided, however, that Section 3 of this Agreement will govern the timing of any distribution of Class C Common Stock under the award. The Company will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board will be final and binding upon Participant, the Company, and all other interested persons. No member of the Board will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. The SAUs are intended to be a

“Restricted Stock Unit Award” for purposes of interpretation under the Plan and this Agreement is intended to be a “Restricted Stock Unit Award Agreement” for purposes of the Plan.
19.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS.  The value of the
SAUs, the Class C Common Stock or the Cash Payment subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any
Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.
20.CHOICE OF LAW. The interpretation, performance and enforcement of this
Agreement will be governed by the law of the state of Texas without regard to such state’s conflicts of laws rules. Participant consents to the jurisdiction of the state and federal courts encompassing the then current location of the Company’s principal office for the resolution of any (a) proceedings brought to enforce the Company’s or Participant’s obligations to arbitrate under the Plan, or (b) proceedings, relating to matters outside the scope of the arbitration provisions in the Plan or the Arbitration Agreement.
21.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to the terms of such
Section or part of a Section to the fullest extent possible while remaining lawful and valid.
* * * * *
This Stock Award Grant Agreement will be deemed to be signed by the Company and
Participant upon acceptance of the Agreement or Stock Award Grant Notice online in
Shareworks, or any comparable online document service.
Employee ID:
Grant Number:
Notice Date:
BY SIGNING THIS STOCK AWARD GRANT NOTICE YOU AGREE THAT ALL SHARES
OF COMPANY COMMON STOCK YOU CURRENTLY HOLD OR WILL HEREAFTER
HOLD, OR ANY RIGHT OR INTEREST THEREIN, INCLUDING SECURITIES
CONVERTIBLE INTO OR EXERCISABLE OR EXCHANGEABLE FOR SHARES OF
COMPANY COMMON STOCK SHALL BE SUBJECT TO THE TRANSFER
RESTRICTIONS AND RIGHT OF FIRST REFUSAL SET FORTH IN SECTION 12 OF THE
STOCK AWARD GRANT AGREEMENT ATTACHED TO THIS STOCK AWARD GRANT
NOTICE.  IF THIS STOCK AWARD GRANT NOTICE AND THE ATTACHED STOCK
AWARD GRANT AGREEMENT ARE NOT SIGNED AND ACCEPTED BY THE
EMPLOYEE-PARTICIPANT WITHIN 30 DAYS FOLLOWING THE NOTICE DATE SET
FORTH ABOVE , THE EQUITY AWARD DESCRIBED IN THE STOCK AWARD GRANT
NOTICE AND ATTACHED STOCK AWARD GRANT AGREEMENT SHALL EXPIRE
AND BECOME VOID.
SPACE EXPLORATION TECHNOLOGIES CORP.
STOCK AWARD GRANT NOTICE
(2024 EQUITY INCENTIVE PLAN)
Space Exploration Technologies Corp. (the “Company”), pursuant to Section 6(b) of the
Company’s 2024 Equity Incentive Plan (the “Plan”), hereby awards to Participant the number of stock award units (“SAUs”) set forth below.  This award is evidenced by a Stock Award Grant
Agreement (the “Agreement”).  This award is subject to all of the terms and conditions set forth in this Stock Award Grant Notice, the Agreement and the Plan.  The Agreement and the Plan are
attached to this Stock Award Grant Notice and are incorporated as part of this award in their entirety.  Capitalized terms that are not explicitly defined in this Stock Award Grant Notice or in the Agreement, but which are defined in the Plan have the same meaning as in the Plan.

Participant:	[______________________]
Date of Grant:	[______________________]
Number of SAU's:	[______________________]
Payment for Common Stock:	[______________________]
Time-Based Vesting Schedule: The SAUs vest with respect to the time-based vesting requirement in accordance with the following schedule (rounded down to the nearest whole
SAU); provided, however, that the Participant is in Continuous Service (as defined in the Plan)
from the Date of Grant through each such vesting date:
[______________________]
Notwithstanding the foregoing, if the Participant’s Continuous Service ceases due to the death of the Participant, any unvested SAUs that otherwise would have vested with respect to this time-

based vesting requirement had the Participant remained in Continuous Service for an additional twelve (12) months following the Participant’s death will be credited with time-based vesting, effective as of the date of the Participant’s death.
Special Tax Withholding Right: Participant may elect to, or may be required to, make a cash payment to the Company sufficient to satisfy any tax withholding obligations arising with respect to the delivery of the shares (the “Tax Withholding Amount”)  in the manner prescribed by the Company no less than seven (7) days before any applicable vesting date.
Upon confirmation from the Company of the Tax Withholding Amount, Participant will pay such Tax Withholding Amount by cash to the Company’s Payroll department in
Hawthorne or to the Human Resources representative in all other offices at least one business day before the vesting date of the applicable SAUs and as a condition to delivery of the shares, unless the Company expressly authorizes Participant to elect to withhold to cover the Tax Withholding Amount. If the SAU is settled through an issuance of shares to the
Participant, then the Company may, in its sole discretion, (i) withhold, from shares otherwise issuable in respect of the award, a portion of those shares with an aggregate fair market value
(measured as of the delivery date of the shares) equal to the amount of the applicable withholding taxes, and (ii) make a cash payment equal to the required tax withholding directly to the appropriate taxing authorities, as provided in Section 11(d) of the Stock Award Grant
Agreement.
Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Stock Award Grant Notice and the Agreement.  The SAUs are intended to be
“Restricted Stock Unit Awards” for purposes of the Plan, and the Agreement is intended to be a
“Restricted Stock Unit Award Agreement” for purposes of the Plan.  Participant acknowledges their obligation to satisfy any tax withholding obligations imposed on the Company with respect to the award or vesting of these SAUs, or the delivery of the underlying Common Stock or cash payment, as a condition to the receipt of any stock or payments hereunder, including by requiring a cash payment to the Company by Participant.  Participant further acknowledges that as of the
Date of Grant, this Stock Award Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of SAUs and the underlying Common Stock and supersede all prior oral and written agreements on that subject with the exception of (i) Equity Awards or awards of capital stock of the Company granted to you pursuant to any stock or equity incentive plan or any other shares of common stock currently held or hereafter held by you, and (ii) the following agreements only, if any:
1.Confidential Information and Invention Assignment Agreement
2.SpaceX Employment Agreement
Notwithstanding the foregoing, Section 12 of the Stock Award Grant Agreement shall apply to all Equity Awards or awards of capital stock of the Company previously and hereafter granted to
Participant under any Company stock or equity incentive plan and any shares of Company common stock currently held or hereafter held by you, including securities convertible into or exercisable for shares of Company common stock.

By accepting this award, you consent to receive these documents and all Participant and shareholder notices by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the
Company.
This Stock Award Grant Notice shall be deemed to be signed by the Company and Participant upon acceptance of this Stock Award Grant Notice or the Agreement online in Shareworks, or any comparable online document service.

SPACE EXPLORATION TECHNOLOGIES CORP.	PARTICIPANT:

By:	By:
Elon R. Musk, Chairman & CEO	[PARTICIPANT NAME]
Date Granted:	Date Accepted:
Attachments:  Stock Award Grant Agreement and 2024 Equity Incentive Plan